UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street
Suite 300
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

2100 McKinney Avenue

Suite 1250

Dallas, Texas

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 22, 2024.

(b)	The voting results from the Annual Meeting were as follows:

1.

Each of the following 11 directors was elected to our Board of Directors, to serve until the next annual meeting of stockholders in 2025 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 8,681,314 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	256,716,807	15,432,675	440,327
Beth F. Cobert	265,473,675	6,675,818	440,316
Reginald H. Gilyard	256,810,275	15,333,071	446,463
Shira D. Goodman	271,621,366	528,288	440,155
E.M. Blake Hutcheson	268,325,598	3,823,667	440,544
Christopher T. Jenny	225,879,580	45,693,744	1,016,485
Gerardo I. Lopez	270,041,154	2,107,114	441,541
Guy A. Metcalfe	269,832,207	2,318,049	439,553
Oscar Munoz	261,016,467	11,131,135	442,207
Robert E. Sulentic	257,585,656	14,184,286	819,867
Sanjiv Yajnik	269,878,922	2,136,360	574,527

2.

The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2024 was approved by a vote of 276,592,220 shares in favor, 4,330,167 shares against and 348,736 shares abstaining. There were no broker non-votes on this proposal.

3.

The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2023 was approved by a vote of 256,623,757 shares in favor, 15,522,195 shares against and 443,857 shares abstaining. There were 8,681,314 broker non-votes on this proposal.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2024	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer